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                         VANGUARD(R) CAPITAL VALUE FUND
               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 29, 2004

Effective June 30, 2004, Charles T. Freeman will retire as manager of Vanguard Capital Value Fund. Mr. Freeman will be succeeded by David R. Fassnacht, CFA, a partner and senior vice president of Wellington Management Company, LLP. As the Fund's assistant manager, Mr. Fassnacht has worked closely with Mr. Freeman since the Fund's inception. He has worked in investment management since 1988 and has managed assets for Wellington Management since 1991. He received a B.S. degree from The Wharton School of the University of Pennsylvania.
























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